SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

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FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES AND EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  September 12, 2006

Petroleum Development Corporation

(Exact Name of Registrant as Specified in Charter)

              Nevada                                           0-7246                                        95-2636730

(State or Other Jurisdiction                       (Commission                                (IRS Employer

           of Incorporation)                                    File Number)                                Identification No.)

103 East Main Street; Bridgeport, WV    26330

(Address of Principal Executive Offices)

Registrant's telephone number, including area code    304-842-3597

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

no change

(Former Name or Former Address, if Changed Since Last Report)

Item 7.01.       Regulation FD Disclosure

                [SAME TEXT -- Bridgeport, West Virginia... Petroleum Development Corporation (NASDAQ/NMS PETD) today announced that it will conduct its annual meeting of shareholders on Friday September 15, 2006 at 10:00 a.m. Eastern Daylight Time at the Bridgeport Conference Center at Charles Pointe, 300 Conference Center Way, Bridgeport, WV.]

EXHIBIT INDEX

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

The news releases are filed herewith as Exhibit 99.1 and incorporated herein by reference.

SIGNATURES

                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Petroleum Development Corporation

Date  September 12, 2006

By  /s/ Darwin L. Stump

        Darwin L. Stump

        Chief Financial Officer

NEWS   FROM

Petroleum Development Corporation

FOR IMMEDIATE RELEASE:  September 12 2006

CONTACT:  Steven R. Williams - (304) 842-3597   http://www.petd.com

Petroleum Development Corporation Announces

Webcast of 2006 Annual Meeting

Bridgeport, West Virginia... Petroleum Development Corporation (NASDAQ GSM:PETD) today announced that it will conduct its annual meeting of shareholders on Friday September 15, 2006 at 10:00 a.m. Eastern Daylight Time at the Bridgeport Conference Center at Charles Pointe, 300 Conference Center Way, Bridgeport, WV.

Shareholders who are unable to attend in person and other interested investors are invited to join the webcast and conference call on September 15, 2006.

What:     Petroleum Development 2006 Annual Meeting

When:    Friday, September 15, 2006 at 10:00 a.m. Eastern Daylight Time

Where:   www.petd.com

How:       Log on to the web address above or call (877) 407-8033

                Replay Number: (877) 660-6853 (Account #286 and Conference ID #213900)

                (Replay will be available approximately one hour after the conclusion of the call)

Contact:  Steve Williams, Petroleum Development Corporation, (800) 624-3821

Questions may be submitted prior to the meeting via e-mail: questions@petd.com

About Petroleum Development Corporation

Petroleum Development Corporation (www.petd.com) is an independent energy company engaged in the development, production and marketing of natural gas and oil. The Company operations are focused in the Rocky Mountains with additional operations in the Appalachian Basin and Michigan. During the third quarter of 2004, the Company was added to the S&P SmallCap 600 Index. Additionally, PDC was added to the Russell 3000 Index of companies in 2003.

Certain matters discussed within this press release are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although PDC believes the expectations reflected in such forward-looking statements are based on reasonable assumptions, it can give no assurance that its expectations will be attained. Factors that could cause actual results to differ materially from expectations include financial performance, oil and gas prices, drilling program results, drilling results, regulatory changes, changes in local or national economic conditions and other risks detailed from time to time in the Company's reports filed with the SEC, including quarterly reports on Form 10-Q, reports on Form 8-K and annual reports on Form 10-K.

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103 East Main Street • P. O. Box 26 • Bridgeport, West Virginia • Phone:  (304) 842-3597